UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010

AMBASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07265	95-2962743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employment Identification Number)

100 PUTNAM GREEN, GREENWICH, CT  06830-6027
(Address of principal executive offices, including zip code)

(203) 532-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.                   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders on June 4, 2010, a vote was taken for the election of one Director of the Company to hold office for a three year term and until their successors shall have been duly elected.  The aggregate number of shares of Common Stock voted in person or by proxy for the nominee was as follows:

Nominee	For	Withheld	Broker Non-Votes
Salvatore Trani	20,313,624	2,691,154	15,312,195

The terms of directors Richard A. Bianco and Jerry Y. Carnegie continued after the meeting.

The foregoing proposals are described more fully in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on April 7, 2010 pursuant to Section 14(a) of the Securities Act of 1934, as amended, and the rules and regulations promulgated there under.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

Date:  June 7, 2010                                                                      By       /s/ John P. Ferrara
John P. Ferrara
Vice President and Chief Financial Officer and Controller
                       (Principal Financial and Accounting Officer)